Exhibit 32.2

PRINCIPAL FINANCIAL OFFICER
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of White Mountains Insurance Group, Ltd. (the “Company”), for the quarter ending September 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael A. Papamichael, Managing Director and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

•The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and,

•The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods presented in the Report.

/s/ Michael A. Papamichael
Managing Director and Chief Financial Officer (Principal Financial Officer)

November 5, 2026

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